===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 21, 2003





               ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
             (Exact name of registrant as specified in its charter)







        DELAWARE                      333-91935                75-2851358
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                     Identification No.)




     ENERGY PLAZA, 1601 BRYAN STREET, SUITE 2-023, DALLAS, TEXAS 75201-3411
                        (Address of principal executive
                          offices, including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-5711



===============================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-91935). Pursuant to this Registration Statement, the Registrant issued and sold $500,000,000 in aggregate principal amount of Transition Bonds, Series 2003-1. The transaction was completed on August 21, 2003. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC


                            By:  /s/ Marc D. Moseley
                                 -----------------------------------------------
                                 Marc D. Moseley
                                 Manager

Date:    August 28, 2003

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
1            -    Underwriting Agreement, dated August 14, 2003.
4(a)         -    Amended and Restated Limited Liability Company Agreement of
                  Oncor Electric Delivery Transition Bond Company LLC, dated and effective as of August 21, 2003.
4(b)         -    Amended and Restated  Certificate of Formation of Oncor
                  Electric  Delivery Transition Bond Company LLC, dated as of
                  August 11, 2003.
4(c)         -    Indenture, dated as of August 21, 2003.
4(d)         -    Series 2003-1 Supplement, dated as of August 21, 2003.
10(a)        -    Series 2003-1 Transition Property Purchase and Sale
                  Agreement, dated as of August 21, 2003.
10(b)        -    Series 2003-1 Transition Property Servicing Agreement, dated as of August 21, 2003.
10(c)        -    Administration Agreement, dated as of August 21, 2003.
10(d)        -    Intercreditor Agreement, dated as of August 21, 2003.
10(e)        -    Account Agreement, dated as of August 21, 2003.